APPENDIX 3Y
                                            CHANGE OF DIRECTOR'S INTEREST NOTICE
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                                                                    Rule 3.19A.2

                                   APPENDIX 3Y

                      CHANGE OF DIRECTOR'S INTEREST NOTICE

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  30/9/2001.

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NAME OF ENTITY   PROGEN INDUSTRIES LIMITED
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ABN              82 010 975 612
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We  (the  entity)  give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

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NAME OF DIRECTOR       Professor John Zalcberg
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DATE OF LAST NOTICE    1 June 2004
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

PART 1 - CHANGE OF DIRECTOR'S RELEVANT INTERESTS IN SECURITIES
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of "notifiable interest of a director" should be disclosed in this part.

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DIRECT OR INDIRECT INTEREST                               Direct
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NATURE OF INDIRECT INTEREST                               N/A
(INCLUDING REGISTERED HOLDER)
Note: Provide details of the circumstances
giving rise to the relevant interest.

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DATE OF CHANGE                                            4 June 2004

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NO. OF SECURITIES HELD PRIOR TO CHANGE                    176,981 unissued shares under option,
                                                          15,849 ordinary fully paid shares
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CLASS                                                     Quoted Options

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NUMBER ACQUIRED

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NUMBER DISPOSED                                           1,981 Options

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VALUE/CONSIDERATION                                       $ 2,971.50
Note: If consideration is non-cash, provide
details and estimated valuation
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NO. OF SECURITIES HELD AFTER CHANGE                       175,000 unissued shares under option,
                                                          15,849 ordinary fully paid shares
------------------------------------------------------------------------------------------------
NATURE OF CHANGE                                          Disposal of listed Options
Example: on-market trade, off-market trade,
exercise of options, issue of
securities under dividend reinvestment plan,
participation in buy-back

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


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+ See chapter 19 for defined terms.

11/3/2004                                                     Appendix 3Y Page 1

APPENDIX 3Y
CHANGE OF DIRECTOR'S INTEREST NOTICE
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PART 2 - CHANGE OF DIRECTOR'S INTERESTS IN CONTRACTS

Note: In the case of a company, interests which come within paragraph (ii) of the definition of "notifiable interest of a director" should be disclosed in this part.

------------------------------------------------------------------------------------------------
DETAIL OF CONTRACT                                        N/A
------------------------------------------------------------------------------------------------
NATURE OF INTEREST                                        N/A

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NAME OF REGISTERED HOLDER                                 N/A
(IF ISSUED SECURITIES)

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DATE OF CHANGE                                            N/A
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NO. AND CLASS OF SECURITIES TO                            N/A
WHICH INTEREST RELATED PRIOR TO
CHANGE
Note: Details are only required
for a contract in relation
to which the interest has changed

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INTEREST ACQUIRED                                         N/A

------------------------------------------------------------------------------------------------
INTEREST DISPOSED                                         N/A

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VALUE/CONSIDERATION                                       N/A
Note: If consideration is non-cash,
provide details and an estimated valuation

------------------------------------------------------------------------------------------------
INTEREST AFTER CHANGE                                     N/A

------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3Y Page 2                                                     11/3/2002
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